Exhibit 99.2

#1 Wealth and Health Group in Greater Bay Area, China INVESTOR PRESENTATION Q4 2023 Financial Results March 2024

2 Disclaimer and Confidentiality 2 About This Presentation In this presentation, the “Group”, “we”, “us” and “our” mean AGBA Group Holding Limited (the “Group” or “AGBA”) and its subsidiaries . All amounts are in U . S . dollars unless otherwise indicated . The information contained herein does not purport to contain all of the information about the Group or AGBA . AGBA or its respective affiliates or representatives does not make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation . Forward Looking Statements This presentation contains forward - looking statements with respect to the Group . These forward - looking statements, by their nature, require the Group to make certain assumptions and necessarily involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward - looking statements, including without limitation the successful and timely completion and the commercialization of the products referred to herein . Forward - looking statements are not guarantees of performance . These forward - looking statements, including financial outlooks and strategies or deliverables stated herein, may involve, but are not limited to, comments with respect to the Group’s business or financial objectives, its strategies or future actions, its projections, targets, expectations for financial condition or outlook for operations . Words such as “may”, “will”, “would”, “could”, “expect”, “believe”, “plan”, “anticipate”, “intend”, “estimate”, “continue”, or the negative or comparable terminology, as well as terms usually used in the future and conditional, are intended to identify forward - looking statements . Information contained in forward - looking statements is based upon certain material assumptions that were applied in drawing a conclusion or making a forecast or projection, including perceptions of historical trends, current conditions and expected future developments, as well as other considerations that are believed to be appropriate in the circumstances . These assumptions are considered to be reasonable based on currently available information, but the reader is cautioned that these assumptions regarding future events, many of which are beyond its control, may ultimately prove to be incorrect since they are subject to risks and uncertainties that affect the Group and its business . The forward - looking information set forth herein reflects expectations as of the date hereof and is subject to change thereafter . The Group disclaims any intention or obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise . Undue reliance should not be placed on forward - looking statements . The forward - looking statements contained in this presentation are expressly qualified by this cautionary statement . This presentation is not intended to form the basis of any investment decision and there can be no assurance that any transaction will be undertaken or completed in whole or in part . The delivery of this presentation shall not be taken as any form of commitment on the part of the Group or its shareholders to proceed with any transaction, and no offers will subject the Group or its shareholders to any contractual obligations before definitive documentation has been executed . This presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of AGBA, the Group, or any of their respective affiliates . This presentation includes certain financial measures not presented in accordance with GAAP including, but not limited to, Adjusted EBITDA . These non - GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Group’s financial results . Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP . You should be aware that the Group’s presentation of these measures may not be comparable to similarly - titled measures used by other companies . The Group believes these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Group’s financial condition and results of operations . The Group believes that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Group’s financial measures with other similar companies . These non - GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income items are excluded or included in determining these non - GAAP financial measures . Industry and Market Data In this Presentation, AGBA relies on and refers to certain information and statistics obtained from third - party sources which they believe to be reliable . AGBA has not independently verified the accuracy or completeness of any such third - party information . Some data is also based on the good faith estimates of the Company which are derived from their respective reviews of internal sources as well as the independent sources described above . This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with the Company . 2

3 ▪ Revenue Growth - 2023 revenue approximately 1 . 7 x 2022 . ▪ Persistent (China) Macro Challenges. ▪ But also, increasing level of integration with and support from China. ▪ Successful launch of various new products and supporting tools . ▪ Continued Investor Engagement through weekly FAQs . ▪ Strong Outlook for 2024 . ▪ Near closing of PIPE ( USD 6 . 2 million) . 3 2023 Forth - Quarter Financial Results Key Highlights

4 ▪ 2023 fourth quarter revenues increased by about 7 % compared to 2022 fourth quarter . ▪ Full year revenue for 2023 improved substantially compared to 2022 (up 74% ) . 4 Continued Revenue Growth US$ 31.1 US$ 54.2 - - - US$ 10.0 US$ 20.0 US$ 30.0 US$ 40.0 US$ 50.0 US$ 60.0 FY 2022 FY 2023 Full Year Months Revenue (US$ in Mn) US$ 11.7 US$ 12.5 - - - US$ 5.0 US$ 10.0 US$ 15.0 US$ 20.0 US$ 25.0 US$ 30.0 Q4 2022 Q4 2023 Fourth Quarter Revenue (US$ in Mn)

5 5 5 We are Leaner, Stronger and more Resilient Looking Forward to 2024 5 Encouragin g Macro Environment AGBA Is Wel l Positioned For Growth Substantial Share Value to be Unlocked ▪ 2023 was a tough year for Hong Kong and China . ▪ Current macro environment bolstered by emerging signs of a China recovery . ▪ Plus, support from structural growth from demographics, GBA . ▪ Response to external challenges : simplify business model and material cost cuts . ▪ Raised substantial funds for growth (equity private placement, asset sales) . ▪ Exciting and successful new partnerships . ▪ Various (technical) factors combined to drive our share price decline . ▪ Disconnect between share price and underlying business value . ▪ Opens up substantial valuation gap / upside . 3 2 1

Key Initiatives in Q4

7 OnePlatform: Unlock the Power of Partnership Collaboration ▪ Revolutionary business platform designed to alleviate client's burdens effortlessly . 7

8 OnePlatform: Market Unique ILAS Portfolio Report ▪ Revolutionary business platform designed to alleviate client's burdens effortlessly . Empower our consultants for Professional Excellence ▪ Enable Holistic Financial Review from a MULTIPLE providers portfolio ▪ Deliver Timely Insights ▪ Access Anywhere Anytime Backbone 10+ data exchange arrangement with upstream product providers under OnePlatform 8

OnePlatform: Digitalized Life Insurance Application Flow Simplify Daily Business Efforts ▪ Effortless Policy Submission and Approval ▪ Eliminated 50% of application form - filling time ▪ Timely Policy Submission and Approval ▪ Effective Policy Record Management One System, THE PLATFORM ▪ Effortless policy navigation and management ▪ Pre - populated client data upon submission ▪ Minimize risk of human error 9

10 Asset Management: New Product Expansion and Solutions Launch ▪ Over 900 + new fund products were launched during the fourth quarter in 2023 , with new funds being added to the product lineup each month . ▪ We are continuously adding new products in 2024 Q 1 , including equity funds, bond funds, and multi - asset funds, to diversify our offering and meet clients' needs . ▪ Our GPS Solution Brings Outstanding Returns : Our customized fund portfolios solution yielded up to an 11 . 2 % annualized return by the end of Q 4 . 10

Asset Management: New Structured Products Launched to Capture Exponential New Market Potential Launch Structured Products to Capture Exponential New Market Potential : ▪ OAM will distribute structured products designed to provide customers with a range of options to meet their financial goals, whether they are looking for diversification , tailored solutions , regular income , principal protection , or enhanced returns . ▪ We are the one - stop investment hub for our customers to achieve their investment objectives . 11

Asset Management: Amplification for Investment Business Growth ▪ Partnership Collaboration : Engaged with our financial advisors, we foster collaboration with fund houses, providing market insights and opportunities. ▪ Marketing Amplification : Content marketing to drive brand preference via social networks. ▪ Education and Empowerment : Regular webinars and briefing to ignite our sales engines.

▪ The IA CPD compliance rate witnessed a remarkable improvement, soaring from 76 . 2 % in 2021 / 22 to a perfect 100 % in 2022 / 23 . ▪ This outstanding achievement reflects the company's unwavering dedication to fostering a corporate culture built on professionalism and up - to - date knowledge and expertise . By prioritizing the best interests of its clients, the organization consistently ensures that its team remains equipped with the latest skills and insights . Distribution Business: Major Achievement – IA CPD Compliance

▪ Over 100 + of our dedicated consultants have accomplished the prestigious 2024 MDRT Qualification, also known as the Million Dollar Round Table . This remarkable achievement highlights their exceptional expertise and unwavering dedication to excellence in the field . ▪ Our team's commitment to the company is further exemplified by the overall productivity growth of 10 % when comparing the years 2022 and 2023 . ▪ Despite facing challenging macroeconomic conditions, our team remained resilient and focused, consistently delivering outstanding results . This productivity boost is a testament to their unwavering commitment, adaptability, and determination to succeed, driving the company forward even in the face of adversity . Distribution Business: Major Achievement

15 ▪ Education is at the heart of our beliefs . We actively engage with investors frequently, fostering transparency and operating as a transparent company . We recognize the significance of corporate governance, and we make it a priority to continually educate and share our story . ▪ Throughout the year, we proactively participated in Investor Conferences and Roadshows, including the Sidoti Conference, Emerging Growth Conference, Lake Street Big 7 Conference, Maxim Virtual Conference , and roadshows in the US, Dublin, and London . These engagements aim to strengthen investor relationships, showcase growth potential, and expand the Company's network within the investment community . ▪ Visit www . agba . com/ir today to delve into our latest disclosure, Investor Presentation, and research report . Q4 Investor Engagement Update 15

16 16 New Capital At a Premium to Market Price ▪ $5.0m + in new equity capital. ▪ $0.70 per share = 60% Premium at Time of Signing. ▪ From Institutional Investor and AGBA Management. ▪ AGBA Group, Group President contributes for 53% of the Private Placement. ▪ The successful completion of our private placement is an accomplishment that speaks volumes about the strength and potential of our business. ▪ Limited Delisting Risk.

Forward - Looking Plans #1 Focus: Execution 17 1. Capitalize on Hong Kong rebound in 2024 . 2. Profitable by end - 2024 driven by revenue growth and continued cost savings . 3. Expand further into Greater Bay Area and S . E . Asia . 4. Make strategic investments/acquisitions in FinTech and distribution .

THANK YOU For further information, please visit www.agba.com/ir Investor Relation Enquires: agbagroup ir@agba.com +852 5529 4500